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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. 1)

Filed by the Registrant [_]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[_]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                              First Regional Bank
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               (Name of Registrant as Specified In Its Charter)


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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[_]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:

                                                                    May 14, 1998



                  SUPPLEMENT TO THE PROXY STATEMENT MATERIALS

                    FOR THE ANNUAL MEETING OF SHAREHOLDERS

                                      OF

                            FIRST REGIONAL BANCORP

                                 MAY 21, 1998

                       PARTICIPANTS IN THE SOLICITATION

          Under applicable regulations of the Securities and Exchange Commission, each of the directors and executive officers of First Regional Bancorp (the "Company") are deemed to be a "participant" in the Company's solicitation of proxies. The following sets forth certain additional information regarding such persons and supplements the information already provided in respect of directors and executive officers of the Company in the Proxy Statement dated April 20, 1998 previously sent to shareholders (the"Proxy Statement").


A.  Transactions in the Company's Securities in the Last Two Years.

          Listed below are the only purchases and sales of the Company's securities within the past two years by the Company's directors and executive officers and certain information concerning such transactions. All of the following transactions are in shares of the Company's common stock. Those directors and executive officers who did not purchase or sell the Company's common stock within the past two years are not listed in this table.

                             NUMBER OF      DATE OF       NATURE OF
NAME                         SECURITIES  TRANSACTION(S)  TRANSACTION
----                         ----------  --------------  -----------
Gary M. Horgan                1,000        3/25/98        Purchase
                                550       10/30/96        Sale

Alexander S. Lowy             1,000       11/12/97        Sale
                             10,000        3/25/97        Sale
                              2,000       11/21/96        Sale
                              1,000       11/15/96        Sale
                              2,000        6/24/96        Sale
                              1,000        4/23/96        Purchase
                              6,000         4/9/96        Sale

Carolyn Zarro Nicholson      11,000        2/12/98        Sale

Lawrence J. Sherman           5,300         6/1/97        Purchase



B.  Certain Information.

          Except as disclosed in the Proxy Statement or elsewhere in this Supplemental Proxy Statement, to the knowledge of the Company none of the Company's directors or executive officers: (i) owns of record any securities of the Company that are not also beneficially owned by them; (ii) has purchased or sold any securities of the Company within the past two years; (iii) is, or was within the past year, a party to any contract, arrangements or understandings with any person with respect to the Company securities, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (iv) has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting; (v) beneficially owns, directly or indirectly, any securities of any subsidiary of the Company; (vi) borrowed any funds to purchase


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any of the Company's securities owned by him; or (vii) has any associate who beneficially owns, directly or indirectly, any of the Company's securities. Except as disclosed in the Proxy Statement or elsewhere in this Supplemental Proxy Statement, to the knowledge of the Company none of the Company's directors or executive officers nor any of their associates has any arrangement or understanding with any person with respect to future employment by the Company or its affiliates or with respect to any future transactions to which the Company or any of its affiliates will or may be a party, nor any material interest, direct or indirect, in any transaction which has occurred since, January 1, 1997 or any currently proposed transaction, or series of similar transactions, to which the Company or any of its affiliates was or is to be a party and in which the amount involved exceeds $60,000.


C. Occupation and Employment of Directors and Executive Officers.

          The following table sets forth the name, principal business and address of any corporation or other organization in which the employment is carried on of the directors and executive officers (the principal occupation or employment of the directors and executive officers is set forth in the Proxy Statement):

NAME                                          PRINCIPAL BUSINESS ADDRESS
----                                          --------------------------
H. Anthony Gartshore         First Regional Bancorp; 1801 Century Park East, Los Angeles,
                             California 90067

Gary M. Horgan               Horgan, Rosen, Beckham & Coren, L.L.P.; 21700 Oxnard St.
                             Suite 1400, Los Angeles, California, 91365

Alexander S. Lowy            Jamco Holdings Corporation; 1801 Century Park East, Suite 820,
                             Los Angeles, California 90067

Thomas E. McCullough         First Regional Bancorp; 1801 Century Park East, Los Angeles,
                             California 90067

Frank R. Moothart            Consultant; 920-A Calle Negocio, San Clemente, California 92673

Carolyn Zarro Nicholson      First Regional Bancorp; 1801 Century Park East, Los Angeles,
                             California 90067

Mark Rubin                   First Regional Bancorp; 1801 Century Park East, Los Angeles,
                             California 90067

Lawrence J. Sherman          First Regional Bancorp; 1801 Century Park East, Los Angeles,
                             California 90067

Jack A. Sweeney              First Regional Bancorp; 1801 Century Park East, Los Angeles,
                             California 90067


                        METHOD AND COST OF SOLICITATION

          In addition to the solicitation of proxies by use of the mails, proxies may also be solicited by the Company and its directors and executive officers (who will receive no compensation therefor in addition to their regular salaries and fees) by telephone, telegram, facsimile transmission and other electronic communication


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

methods or personal contact. The Company will reimburse banks and brokers who hold shares of the Company's Common Stock in their name or custody, or in the name of nominees for others, for their out-of-pocket expenses incurred in forwarding copies of the proxy materials to those persons for whom they hold such shares.

          The Company has retained D.F. King & Co. ("D.F. King") to assist in the solicitation of proxies. Pursuant to the Company's agreement with D.F. King, it will provide various proxy advisory and solicitation services for the Company at a cost not to exceed $25,000, plus reasonable out-of-pocket expenses and indemnification against certain liabilities. It is expected that D.F. King will use up to approximately (25) persons in such solicitation.

          Although no precise estimate can be made at this time, the Company anticipates that the aggregate amount to be spent by it in connection with the solicitation of proxies will be between $75,000 to $100,000, plus reasonable out-of-pocket expenses, of which approximately $50,000 has been incurred to date. This amount includes expenditures for legal, postage, public relations, advertising, printing and related expenses and the fees payable to D.F. King, but excludes (i) the salaries and fees of officers, directors and employees of the Company and (ii) the normal expenses of an uncontested election. The aggregate amount to be spent will vary depending on, among other things, any developments that may occur in the proxy contest discussed herein.



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